Restricted Stock Unit Award Agreement.docx CASS INFORMATION SYSTEMS, INC. 2023 OMNIBUS STOCK AND PERFORMANCE COMPENSATION PLAN RESTRICTED STOCK UNIT (RSU) AWARD AGREEMENT Participant Name: Date of Award: Number of Restricted Stock Units subject to this Award: We are pleased to inform you that, as an employee of Cass Information Systems, Inc. (“Cass” or “the Company”) or one of its Subsidiaries, you are granted an Award of Restricted Stock Units (“RSUs”) under the Cass Information Systems, Inc. 2023 Omnibus Stock and Performance Compensation Plan (the “Plan”). Each RSU under this Award is equivalent to one share of Cass common stock (“Stock”), $0.50 par value per share. This Award Agreement is subject to your acceptance as provided in Section 1 below and the terms and conditions that follow in this Award Agreement. The date of the Award evidenced by this Award Agreement (the “Date of Grant”) is set forth above. The terms and conditions of this Award Agreement, including non-standard provisions permitted by the Plan, are set forth below. 1. Acceptance of Award. This Award Agreement is to be accepted by signing your name on the signature page of this Award Agreement and causing it to be delivered to the Secretary of Cass, 12444 Powerscourt Drive, Suite 550, St. Louis, MO 63131, before 4:30 p.m. Central time on the 30th day after the Date of Grant. If the Secretary does not receive your properly signed copy of this Award Agreement before the time and date specified in the previous sentence, then, despite anything else provided in this Award Agreement, this Award will be void as if it was never awarded to you and will be of no effect. Your signing and timely delivering of this Award Agreement will evidence your acceptance on the terms and conditions stated in this Award Agreement. 2. Vesting and Forfeiture of RSUs. a. Vesting of Time-Based RSUs. With respect to forty percent (40%) of your Award covering ___ RSUs (“Time-Based RSUs”) will fully vest on ______________ (“Vesting Date”), which is three years from the date of grant (“Restriction Period”); provided you remain employed or a member of the Board of Directors of Cass through the Vesting Date. The Time-Based RSUs will be settled as explained in Section 3 of this Award Agreement. b. Vesting of Performance-Based RSUs. With respect to sixty percent (60%) of your Award covering ___ Shares, (“Performance-Based RSUs”), such RSUs will vest on _______________ (“Vesting Date”) in an amount, if any, based on the achievement of the performance goals set forth in Section 2.b.(i)-(iv) below, provided you remain employed or a member of the Board of Directors of Cass through the Vesting Date. Any Performance-Based RSUs which do not become vested because of the failure to achieve these performance goals for the

2 Performance Period or satisfaction of the employment or Board participation requirement shall be forfeited. i. The percentage of Performance-Based RSUs shall vest based on achievement of earnings per share (“EPS”) and return on equity (“ROE”) goals over the Performance Period described below, as indicated in the table below. Each factor will be weighted 50% in determining the total percentage of RSUs earned. Performance Period: Beginning ____________________ (Three Years) Ending ____________________ 50% Threshold 100% Target 150% Maximum Earnings per Share (EPS) $____ $____ $____ Return on Equity (ROE) __% __% __% ii. The percentage earned related to EPS goals shall be determined based on the cumulative EPS for the 3 year Performance Period. 100% will be earned if the Company achieves target performance, 50% shall be earned if the Company achieves threshold performance and a maximum of 150% of the RSUs shall be earned if the Company achieves maximum or better performance. Performance that falls between threshold and target or target and maximum performance shall be interpolated between the respective percentages. Any performance that falls below threshold will result in 0% earned attributable to EPS performance. iii. The percentage earned related to ROE goals shall be based on the average ROE measured by calculating the average of each of the calendar year’s annual average ROE calculations over the 3 year Performance Period. 100% will be earned if the Company achieves target performance, 50% shall be earned if the Company achieves threshold performance and a maximum of 150% of the RSUs will be earned if the Company achieves maximum or better performance. Performance that falls between threshold and target or target and maximum performance shall be interpolated between the respective percentages. Any performance that falls below threshold will result in 0% earned attributable to ROE performance. iv. A weighting of 50% will be applied to each of the percentages earned related to EPS and ROE performance to determine the total percentage earned. The number of RSUs earned will then be determined by taking the number of Performance-Based RSUs awarded, stated in Section 2.b., multiplied by the total percentage earned. Any resulting partial RSUs will be rounded to the nearest whole share.

3 v. EPS and average ROE shall be determined based on generally accepted accounting principles (“GAAP”) and may be adjusted for extraordinary items as determined by the Company’s Board of Directors. Extraordinary items shall mean extraordinary, unusual and/or non-recurring items, including but not limited to: restructuring or restructuring-related charges, gains or losses attributable to the disposition of a business or major asset, resolution and/or settlement of litigation and other legal proceedings or any other such income or expense related item that the Board of Directors has determined to be of an unusual or extraordinary nature. vi. Unless previously forfeited or transferred on account of your death, Total Disability or a Change of Control, the Restriction Period will end with respect to the applicable Performance-Based RSUs earned, as described in Sections 2.b (i) – (v), and Cass shall deem the Performance-Based RSUs fully vested effective on the Vesting Date, which is three years from the date of grant, subject to the determination of performance results by the Board of Directors. In the event delays are experienced in determining the performance results beyond the Vesting Date, once such results are in fact determined, vesting shall occur retroactively back to the Vesting Date. Cass shall settle the RSUs as described in Section 3 of this Award Agreement. vii. If you satisfy conditions for Retirement described in Section 8, you will not be required to be employed with or a member of the Board of Directors of Cass on the Vesting Date set forth in Section 2(b) in order to receive Performance-Based RSUs which otherwise vest pursuant to Section 2(b). In the event you terminate employment or terminate participation as a member of the Board of Directors after qualifying for Retirement, you will be entitled to receive a pro rata portion of your otherwise vested Performance-Based RSUs determined pursuant to the following formula: (a) Number of Performance-Based RSUs eligible to vest on the Vesting Date multiplied by a fraction: (i) The numerator which shall be the number of days that have elapsed between the Award Date and the later of the Participant’s termination of employment or termination of participation as a member of the Board of Directors; and (ii) The denominator which shall be the total number of days contained in the Restriction Period. viii. In the event you qualify for Retirement as set forth in Section 8 while you remain employed or remain a member of the Board of Directors and die or suffer a Total Disability resulting in the termination of your employment or Board service, prior to the Vesting Date in Section 2(b), all outstanding Performance-Based RSUs shall vest in accordance with the normal terms of this Award Agreement as described in Section 2.b. and shall not be subject

4 to the pro rata rule described in subjection (vii) above. In the case of your death, Cass shall deliver shares of Stock with respect to any RSUs that have vested to your Designated Beneficiary or as provided in Section 5.d. if a Beneficiary has not been designated, has died or cannot be located. ix. In the event you qualify for Retirement as set forth in Section 8 while you remain employed or remain a member of the Board of Directors and a Change of Control occurs resulting in the termination of your employment or Board service prior to the Vesting Date in Section 2(b), all outstanding Performance-Based RSUs will immediately vest at the Target Performance level. Cass shall deliver any shares of Stock with respect to the RSUs to the recipient as explained in Section 3 as if the Restriction Period has ended. 3. Issuance of Shares. RSUs shall mean a nonvoting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of Cass common stock, $0.50 par value per share, solely for purposes of the Plan or this Award Agreement. The RSUs shall be used solely as a device for the determination of the number of shares of Stock to be issued as soon as reasonably practicable following your separation from service as an Employee or termination as a Board member. The RSUs shall not be treated as property or as a trust of any kind. RSUs shall be a bookkeeping entry subject to the restrictions of this Award Agreement until such time the RSUs have vested, as explained in Section 2. For purposes of this Award Agreement, “separation from service” shall have the meaning set forth under Section 409A of the Code. Any Performance-Based RSUs shall not be settled until such time that the Performance Period has ended and the Board of Directors have determined the performance results and number of RSUs earned, as described in Section 2.b. The delivery of shares of Stock in settlement of any RSUs in the event of a termination of employment or service on the Board of Directors upon Death, Total Disability or a Change of Control is set forth in Section 4 below. 4. Effect of Death, Total Disability or Change of Control. a. Time-Based RSUs. If you die while in the employment of Cass or its Subsidiaries or while you are a member of the Board of Cass, your Time-Based RSUs shall become immediately vested and Cass shall deliver the shares of Stock in settlement of the Time-Based RSUs subject to this Award Agreement to your Designated Beneficiary, or as provided in Section 5.d. if a Beneficiary has not been designated, has died, or cannot be located. Subsequently, such RSUs shall not be subject to forfeiture after your death. If you become Totally Disabled or a Change of Control occurs, in either case resulting in termination of your employment or termination of your service as a Board member while you are in the service of Cass or its Subsidiaries, your Time-Based RSUs shall become immediately vested and Cass shall deliver the shares of Stock in settlement of the Time-Based RSUs subject to this Award Agreement to you. Subsequently, such Stock shall not be subject to forfeiture after the occurrence of your Total Disability or a Change of Control

5 occurs that results in termination of employment or termination as a Board member and such Stock shall be delivered in the same manner as provided in this Section 4. b. Performance-Based RSUs. If you die or become Totally Disabled resulting in a termination of your employment or service as a member of the Board of Cass while in the employment of Cass or its Subsidiaries or while you are a member of the Board of Cass, all outstanding Performance-Based RSUs shall vest in accordance with the normal terms of this Award Agreement as described in Section 2.b. In the case of your death, Cass shall deliver shares of Stock with respect to any RSUs that have vested to your Designated Beneficiary or as provided in Section 5.d. if a Beneficiary has not been designated, has died or cannot be located. If a Change of Control occurs that results in termination of employment or termination as a Board member during the Performance Period, all outstanding Performance-Based RSUs will immediately vest at the Target Performance level and Cass shall deliver any shares of Stock with respect to the RSUs to the recipient as explained in Section 3 as if the Restriction Period has ended. If you satisfy the conditions for Retirement as set forth in Section 8, the provisions of Sections 2.b.vii.-.ix. and Section 8 shall govern. 5. Restrictions. In association with the other terms of this Award Agreement and in accordance with the Plan and the RSUs shall be subject to the following restrictions: a. The RSU or any interest in them or any other rights under this Award Agreement may not be sold, transferred, donated, exchanged, pledged, hypothecated, assigned, or otherwise transferred, alienated or encumbered, by operation of law or otherwise, until (and then only to the extent of) the shares of Stock are delivered to you or, in the event of your death, your Designated Beneficiary or Beneficiaries or testamentary transferee or transferees. b. You shall have, with respect to RSUs, none of the rights of a holder of Stock, including the right to vote. Notwithstanding the preceding, dividends paid on Stock which are represented by Time-Based RSUs will be accrued as dividend equivalents... Such accrued dividend equivalents will be paid in cash to you at the time the Stock, related to the vesting of Time-Based RSUs, is paid to you. No dividend equivalents will be accrued or paid with respect to unearned and unvested Performance-Based RSUs. c. During your lifetime, Stock shall only be delivered to you. Any Stock transferred in accordance with this Award Agreement shall continue to be subject to the terms and conditions of this Award Agreement. Any transfer permitted under this Award Agreement shall be promptly reported in writing to Cass’s Secretary. d. You may designate a beneficiary or beneficiaries (“Designated Beneficiary or Beneficiaries”) on the Designated Beneficiary form attached to this Award Agreement to receive Stock for RSUs which vest on your death. If you do not complete the Beneficiary Designation form or if, after your death, your Designated Beneficiary or Beneficiaries has or have died or cannot be located, Stock for RSUs

6 which become vested on your death shall be transferred in accordance with your will or, if you have no will, in accordance with the terms of the Plan. 6. Effect of Termination for Cause. Notwithstanding anything in this Award Agreement to the contrary, if your employment with Cass or a Subsidiary or service as a member of the Board of Cass is Terminated for Cause, you will immediately forfeit all outstanding RSUs. 7. Transfer of Service; Leave of Absence. A transfer of your employment from Cass to a Subsidiary or vice versa, or from one Subsidiary to another, without an intervening period, shall not be deemed a termination of employment. If you are granted an authorized leave of absence, you shall be deemed to have remained in the employ of Cass or as a member of the Board of Cass during such leave of absence. 8. Normal Retirement. a. If you remain in employment through the last day of the calendar year in which the RSU is awarded and have satisfied the Rule of 65 on that date, you will not be required to remain employed through the Vesting Date described in Section 2.a. and 2.b. of the Award Agreement. In addition, if you serve on the Board of Directors of Cass through the last day of the calendar year in the RSU is awarded and have satisfied the Rule of 65 on that date, you will not be required to remain employed through the Vesting Date described in Section 2.a and 2.b of the Award Agreement. Once these conditions for Retirement are satisfied, all RSUs subject to this Award Agreement will no longer be subject to forfeiture on account of your termination of employment prior to the applicable Vesting Date, though such vested RSUs shall not be paid until the Vesting Date described in Section 2.a. and 2.b. of this Award Agreement, except that in cases of termination of employment or service as a member of the Board of Directors as a result of death, Total Disability, or a following a Change of Control, Section 4.a. shall govern with respect to Time- Based RSUs and applicable provisions of Section 2.b. shall govern with respect to Performance-Based RSUs. In the event you satisfy the conditions for Retirement set forth in this Section 8 and terminate your employment or service as a member of the Board on account of Retirement, the vesting of Performance-Based RSUs will be determined pursuant to the pro rata vesting rules set forth in Section 2.b.vii (a) of the Award Agreement. Service as an employee and service as a Board member are both considered in applying the pro rata vesting rules set forth in Section 2.b.vii(a). b. For purposes of this Section 8, the Rule of 65 shall mean the sum of your attained age and your completed years of service with Cass, which include affiliates of Cass. Notwithstanding the preceding, you must have attained age 60 in order to satisfy the Rule of 65. c. In the event you qualify for Retirement, terminate employment and terminate service as a Board member, but die before receiving a distribution of your vested Time-Based RSUs, all your Time-Based RSUs shall become immediately vested and Cass shall deliver the shares of Stock in settlement of the Time-Based RSUs

7 subject this Award Agreement to your Designated Beneficiary, or as provided in Section 5.d. if a Beneficiary has not been designated, has died or cannot be located. d. In the event you qualify for Retirement, terminate employment and terminate service as a Board member and a Change of Control occurs prior to you receiving a distribution of your Time-Based RSUs, all your Time-Based RSUs shall become immediately vested and Cass shall deliver the shares of Stock in settlement of the Time-Based RSUs subject to this Award Agreement to your Designated Beneficiary, or as provided in Section 5.d. if a Beneficiary has not been designated, has died or cannot be located. 9. Tax Matters. a. This Award Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, Cass makes no representations that the payments and benefits provided under this Award Agreement comply with Section 409A of the Code and in no event shall Cass be liable for all or any portion of any taxes, penalties, interest or other expenses that you may incur on account of non-compliance with Section 409A of the Code. b. You should consult with your tax advisor regarding the tax consequences of receiving RSUs. 10. No Right to Continued Service. Nothing contained in this Award Agreement or the Plan shall confer any right to continue in the service of Cass or any of its Subsidiaries or limit in any way the right of Cass or a Subsidiary to change your compensation or other benefits or to terminate your service with or without Cause. 11. Listing: Securities Considerations. Despite anything else in this Award Agreement, if at any time the Board determines, in its sole discretion, the listing, registration or qualification (or an updating of any such document) of the shares of Stock issuable under this Award Agreement is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the issuance of the shares of Stock, or the removal of any restrictions imposed on the RSUs underlying such shares of Stock, such shares of Stock shall not be issued, in whole or in part, or the restrictions on the underlying RSUs removed, unless such listing, registration, qualifications, consent or approval shall have been effected or obtained free of any conditions not acceptable to Cass. 12. Clawback Policy. Notwithstanding any provision to the contrary, in the event Cass materially restates its financial statements, the result of which is that the Award described herein would have been lesser if calculated based on restated results, the Compensation Committee shall rescind, revoke, adjust or otherwise modify the Award as required and in accordance with the Compensation Committee’s governing Clawback Policy, a copy of

8 which is available from the Secretary of Cass upon request. For the avoidance of doubt, and in the discretion of the Compensation Committee, the Compensation Committee may take such action against any Participant regardless of whether the Participant is a current or former Executive Officer or is otherwise covered under the mandatory provisions of the Clawback Policy. 13. Binding Effect. This Award Agreement shall inure to the benefit of and be binding on the parties to this Award Agreement and their respective heirs, executors, administrators, legal representatives and successors. Without limiting the generality of the foregoing, whenever the term “you” is used in any provision of this Award Agreement under circumstances where the provision appropriately applies to the heirs, executors, administrators, or legal representatives to whom Stock related to the vesting of RSUs may be transferred by the Beneficiary Designation, will or the laws of descent and distribution, the term “you” shall be deemed to include such person or persons. 14. Plan Provisions Govern. a. This Award Agreement is subject to the terms, conditions, restrictions and other provisions of the Plan as if all those provisions were set forth in their entirety in this Award Agreement. If any provision of this Award Agreement conflicts with a provision of the Plan, the Plan provision shall control. b. You acknowledge that a copy of the Plan and a prospectus summarizing the Plan was distributed or made available to you and that you were advised to review that material before entering into this Award Agreement. You waive the right to claim that the provisions of the Plan are not binding on you and your heirs, executors, administrators, legal representatives and successors. c. Capitalized terms used but not defined in this Award Agreement have the meanings given those terms in the Plan. d. By your signature below, you represent that you are familiar with the terms and provisions of the Plan, and hereby accept this Award Agreement subject to all of the terms and provisions of the Plan. You have reviewed the Plan and this Award Agreement in their entirety and fully understand all provisions of the Plan and this Award Agreement. You agree to accept as binding, conclusive and final all decisions or interpretations of the Committee on any questions arising under the Plan or this Award Agreement. 15. Governing Law and Venue. This Award Agreement shall be governed by and construed in accordance with the laws of the State of Missouri despite any laws of that state that would apply the laws of a different state. In the event of litigation arising in connection with this Award Agreement and/or the Plan, the parties hereto agree to submit to the jurisdiction of state and Federal courts located in Missouri. 16. Severability. If any term or provision of this Award Agreement, or the application of this Award Agreement to any person or circumstance, shall at any time or to any extent be invalid, illegal or unenforceable in any respect as written, both parties intend for any court

9 construing this Award Agreement to modify or limit that provision so as to render it valid and enforceable to the fullest extent allowed by law. Any provision that is not susceptible of reformation shall be ignored so as to not affect any other term or provision of this Award Agreement, and the remainder of this Award Agreement, or the application of that term or provision to persons of circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby and each term and provision of this Award Agreement shall be valid and enforceable to the fullest extent permitted by law. 17. Entire Agreement; Modification. The Plan and this Award Agreement contain the entire agreement between the parties with respect to the subject matter contained in this Award Agreement and it may not be modified, except as provided in the Plan, as it may be amended from time to time in the manner provided in the Plan, or in this Award Agreement, as it may be amended from time to time by a written document signed by each of the parties to this Award Agreement. Any oral or written agreements, representations, warranties, written inducements, or other communications with respect to the subject matter contained in this Award Agreement made before the signing of this Award Agreement shall be void and ineffective for all purposes. 18. Counterparts. This Award Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Award Agreement. 19. Descriptive Headings. The descriptive headings of this Award Agreement are inserted for convenience only and do not constitute a part of this Award Agreement. 20. Notices; Electronic Delivery. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Award Agreement shall be in writing and shall be deemed to have been given when delivered personally; mailed by certified or registered mail, return receipt requested and postage prepaid; delivered by a nationally recognized overnight delivery service or sent by facsimile and confirmed by first class mail, to the recipient. Such notices, demands and other communications shall be sent to the parties at the addresses indicated below: a. If to you: b. If to the Company: Secretary Cass Information Systems, Inc. 12444 Powerscourt Drive, Suite 550 St. Louis, Missouri 63131 or to such other address or to the attention of such other party as the recipient party has specified by prior written notice to the sending party. You agree during the term of this Award Agreement to keep Cass informed of your current mailing address and of receiving written notice from Cass in accordance with this Section 20. In lieu of receiving documents in paper format, you agree, to the fullest extent permitted by law, to accept electronic

10 delivery of any documents that may be required to be delivered to you (including, but not limited to, prospectuses, prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other award made or offered by Cass. Electronic delivery may be via electronic mail system or by reference to a location on a Cass intranet to which you have access. You hereby consent to any and all procedures Cass has established or may establish for an electronic signature system for delivery and acceptance of any such documents that may be required to be delivered to you, and agree that your electronic signature is the same as, and shall have the same force and effect as, your manual signature. 21. Authority to Receive Payments. Any amount payable to or for the benefit of a minor, an incompetent person or other person incapable of receiving such payment shall be deemed paid when paid to the conservator of such person’s estate or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge Cass and Members of the Committee and the Board with respect thereto. 22. Data Privacy. By executing this Award Agreement and participating in the Plan, you hereby explicitly and unambiguously consent to the collection, use, processing and transfer, in electronic or other form, of personal data by and among, as applicable, administrative agents and Cass and other subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan. You understand that administrative agents, Cass, and other subsidiaries may hold certain personal information about you, including your name, home address and telephone number, date of birth, social security number or other identification number, salary/compensation, nationality, job title, any stock or directorships held in Cass, details of RSUs awarded, canceled, purchased or outstanding in your favor, for the purpose of managing and administering the Plan. You further understand that some or all related data may be transferred to any third parties assisting Cass in the implementation, administration and management of the Plan. You understand that these recipients may be located in your country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country of residence. You authorize the recipients to receive, possess, use, retain and transfer related data, in electronic or other form, for the purposes of implementing, administering and managing your participation in the Plan. You understand that withdrawing your consent may affect your ability to participate in the Plan. [Signature Page Follows]

11 In Witness Whereof, the parties have caused this Award Agreement to be signed and delivered as of the day and year first above written. CASS INFORMATION SYSTEMS, INC. PARTICIPANT Signature Signature By: Date: Title: Date: